SUBSEQUENT EVENTS	2 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS [Text Block]

23. SUBSEQUENT EVENTS

On May 6, 2024, the Company closed a non-brokered private placement in which the Company issued 4,000 convertible debenture units of the Company for aggregate gross proceeds of C$4,000,000. The net proceeds from the private placement combined with the Company's cash reserves, were used to fund the acquisition of the South Reno dispensary, which closed on June 7, 2024.

Each convertible debenture unit offered under the private placement is comprised of: (i) a convertible debenture of the Company secured against the Nevada operations of the Company in principal amount of C$1,000; and (ii) 1,000 common share purchase warrants, each of which is exercisable for one common share at a price of C$0.55 per share for a period of 30 months from the issuance date.

The principal amount of the convertible debentures, together with any accrued and unpaid interest, will mature and become due and payable on the date that is 30 months from the issue date, subject to earlier conversion or repayment. The principal amount owing under the convertible debentures will accrue interest from the issue date at rate of 12% per annum, payable quarterly in cash. The principal amount may be converted into common shares at the option of the holder at any time prior to the maturity date at a price of C$0.45 per common share.

On May 13, 2024, the Company granted 5,425,000 stock options to certain officers, directors, and employees. Each stock option entitles the holder to acquire one common share of the Company at an exercise price of C$0.53, expiring on May 13, 2027. Of the options granted, one-third vests immediately, with the remaining two-thirds vesting in equal parts every twelve months thereafter.

On June 7, 2024, the Company completed the acquisition of a 6,500 square-foot, purpose-built, operational retail cannabis dispensary located in South Reno, Nevada. The dispensary acquisition was completed pursuant to the terms of an asset purchase agreement with Deep Roots Harvest, Inc. The acquisition involved the purchase of certain assets including applicable licenses. The purchase price in connection with the dispensary acquisition was $3,500,000 and was fully paid to Deep Roots Harvest, Inc. by June 7, 2024. On June 26, 2024, the South Reno dispensary opened for business under the Silver State branding.